AMENDMENT NO. 1

TO

INVESTMENT ADVISORY AGREEMENT

Effective April 23, 2026

This Amendment No. 1 (this “Amendment”) is entered into by and between Corgi ETF Trust I, a Delaware statutory trust (the “Trust”), and Corgi Strategies, LLC, a Delaware limited liability company (the “Adviser”), and amends the Investment Advisory Agreement between the Trust and the Adviser, originally dated as of August 25, 2025, as amended by Amendment No. 1 dated March 26, 2026, and Amendment No. 2 dated April 23, 2026 (as may be further amended, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the Trust and the Adviser are parties to the Agreement pursuant to which the Adviser provides investment advisory services to the series of the Trust listed on Schedule A to the Agreement;

WHEREAS, the Trust desires to establish additional series (each, a “New Fund” and collectively, the “New Funds”) and to retain the Adviser to provide investment advisory services to each New Fund on the terms set forth in the Agreement, as amended hereby;

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, approved this Amendment at a meeting held on April 23, 2026;

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties agree as follows:

1. Amendment to Schedule A.

Schedule A to the Agreement is hereby amended to add the New Funds and their corresponding annual unitary advisory fee rates as set forth on Exhibit A attached hereto. For the avoidance of doubt, the existing Funds listed on Schedule A to the Agreement prior to the date hereof shall remain on Schedule A and shall continue to be governed by the terms of the Agreement.

2. No Other Amendments.

Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control.

3. Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles.

4. Counterparts.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

Corgi ETF Trust I, on behalf of each New Fund listed on Exhibit A

/s/ Emily Z. Yuan

_________________________________

Name: Emily Z. Yuan

Title: President; Principal Executive Officer

Corgi Strategies, LLC

/s/ Emily Z. Yuan

_________________________________

Name: Emily Z. Yuan

Title: President; Chief Executive Officer

EXHIBIT A

NEW FUNDS AND ANNUAL UNITARY ADVISORY FEES

The following New Funds and their corresponding annual unitary advisory fee rates are hereby added to Schedule A of the Agreement:

Fund (Class A “ETF Shares”)	Annual Unitary Advisory Fee (% of average daily net assets)
Corgi 0-3 Month T-Bill ETF	0.05%
Corgi 0-5 Year High Yield Corporate Bond ETF	0.15%
Corgi 1-3 Year Treasury Bond ETF	0.05%
Corgi 1-5 Year Investment Grade Corporate Bond ETF	0.05%
Corgi 3-12 Month T-Bill ETF	0.05%
Corgi 3-7 Year Treasury Bond ETF	0.05%
Corgi AI Cybersecurity ETF	0.35%
Corgi Aerospace & Commercial Aviation ETF	0.35%
Corgi Battery Energy Storage Systems ETF	0.35%
Corgi Bay Area Based ETF	0.20%
Corgi Beauty, Skincare & Aesthetics ETF	0.35%
Corgi Buy Now Pay Later ETF	0.35%
Corgi Coffee & Energy Drinks ETF	0.35%
Corgi Crypto Infrastructure ETF	0.35%
Corgi Data & Surveillance ETF	0.35%
Corgi Digital Banking & Fintech Infrastructure ETF	0.35%
Corgi Drones & Urban Air Mobility ETF	0.35%
Corgi Genomics & Precision Medicine ETF	0.35%
Corgi High Voltage Grid Equipment ETF	0.35%
Corgi IP Licensing & Royalties ETF	0.35%
Corgi Lifestyle Brands ETF	0.35%
Corgi Lithography & Semiconductor Photonics ETF	0.35%
Corgi Longevity Consumer ETF	0.35%
Corgi Mag 7 ETF	0.20%
Corgi NYC Based ETF	0.20%
Corgi Natural Gas Power & Turbines ETF	0.35%
Corgi Ports, Rail & Freight ETF	0.35%
Corgi Quantum Computing ETF	0.35%
Corgi Robots & Humanoids ETF	0.35%
Corgi Shipping & Global Logistics ETF	0.35%
Corgi Space & Satellite Communications ETF	0.35%
Corgi Sports Betting & Gambling ETF	0.35%
Corgi Travel & Leisure ETF	0.35%
Corgi U.S. War Machine ETF	0.35%
Inside Ownership 100 ETF	0.49%
Corgi Emerging Markets Equities 15% Structured Buffer ETF - April Series	0.40%
Corgi Emerging Markets Equities 15% Structured Buffer ETF - August Series	0.40%
Corgi Emerging Markets Equities 15% Structured Buffer ETF - December Series	0.40%
Corgi Emerging Markets Equities 15% Structured Buffer ETF - February Series	0.40%
Corgi Emerging Markets Equities 15% Structured Buffer ETF - January Series	0.40%
Corgi Emerging Markets Equities 15% Structured Buffer ETF - July Series	0.40%
Corgi Emerging Markets Equities 15% Structured Buffer ETF - June Series	0.40%
Corgi Emerging Markets Equities 15% Structured Buffer ETF - March Series	0.40%
Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series	0.40%
Corgi Emerging Markets Equities 15% Structured Buffer ETF - November Series	0.40%
Corgi Emerging Markets Equities 15% Structured Buffer ETF - October Series	0.40%
Corgi Emerging Markets Equities 15% Structured Buffer ETF - September Series	0.40%
Corgi Growth & Technology 10% Structured Buffer ETF - April Series	0.40%
Corgi Growth & Technology 10% Structured Buffer ETF - August Series	0.40%
Corgi Growth & Technology 10% Structured Buffer ETF - December Series	0.40%
Corgi Growth & Technology 10% Structured Buffer ETF - February Series	0.40%
Corgi Growth & Technology 10% Structured Buffer ETF - January Series	0.40%
Corgi Growth & Technology 10% Structured Buffer ETF - July Series	0.40%
Corgi Growth & Technology 10% Structured Buffer ETF - June Series	0.40%
Corgi Growth & Technology 10% Structured Buffer ETF - March Series	0.40%
Corgi Growth & Technology 10% Structured Buffer ETF - May Series	0.40%
Corgi Growth & Technology 10% Structured Buffer ETF - November Series	0.40%
Corgi Growth & Technology 10% Structured Buffer ETF - October Series	0.40%
Corgi Growth & Technology 10% Structured Buffer ETF - September Series	0.40%
Corgi Growth & Technology 15% Structured Buffer ETF - April Series	0.40%
Corgi Growth & Technology 15% Structured Buffer ETF - August Series	0.40%
Corgi Growth & Technology 15% Structured Buffer ETF - December Series	0.40%
Corgi Growth & Technology 15% Structured Buffer ETF - February Series	0.40%
Corgi Growth & Technology 15% Structured Buffer ETF - January Series	0.40%
Corgi Growth & Technology 15% Structured Buffer ETF - July Series	0.40%
Corgi Growth & Technology 15% Structured Buffer ETF - June Series	0.40%
Corgi Growth & Technology 15% Structured Buffer ETF - March Series	0.40%
Corgi Growth & Technology 15% Structured Buffer ETF - May Series	0.40%
Corgi Growth & Technology 15% Structured Buffer ETF - November Series	0.40%
Corgi Growth & Technology 15% Structured Buffer ETF - October Series	0.40%
Corgi Growth & Technology 15% Structured Buffer ETF - September Series	0.40%
Corgi International Developed Equities 15% Structured Buffer ETF - April Series	0.40%
Corgi International Developed Equities 15% Structured Buffer ETF - August Series	0.40%
Corgi International Developed Equities 15% Structured Buffer ETF - December Series	0.40%
Corgi International Developed Equities 15% Structured Buffer ETF - February Series	0.40%
Corgi International Developed Equities 15% Structured Buffer ETF - January Series	0.40%
Corgi International Developed Equities 15% Structured Buffer ETF - July Series	0.40%
Corgi International Developed Equities 15% Structured Buffer ETF - June Series	0.40%
Corgi International Developed Equities 15% Structured Buffer ETF - March Series	0.40%
Corgi International Developed Equities 15% Structured Buffer ETF - May Series	0.40%
Corgi International Developed Equities 15% Structured Buffer ETF - November Series	0.40%
Corgi International Developed Equities 15% Structured Buffer ETF - October Series	0.40%
Corgi International Developed Equities 15% Structured Buffer ETF - September Series	0.40%
Corgi U.S. Equities 10% Structured Buffer ETF - April Series	0.40%
Corgi U.S. Equities 10% Structured Buffer ETF - August Series	0.40%
Corgi U.S. Equities 10% Structured Buffer ETF - December Series	0.40%
Corgi U.S. Equities 10% Structured Buffer ETF - February Series	0.40%
Corgi U.S. Equities 10% Structured Buffer ETF - January Series	0.40%
Corgi U.S. Equities 10% Structured Buffer ETF - July Series	0.40%
Corgi U.S. Equities 10% Structured Buffer ETF - June Series	0.40%
Corgi U.S. Equities 10% Structured Buffer ETF - March Series	0.40%
Corgi U.S. Equities 10% Structured Buffer ETF - May Series	0.40%
Corgi U.S. Equities 10% Structured Buffer ETF - November Series	0.40%
Corgi U.S. Equities 10% Structured Buffer ETF - October Series	0.40%
Corgi U.S. Equities 10% Structured Buffer ETF - September Series	0.40%
Corgi U.S. Equities 100% Structured Buffer ETF - April Series	0.40%
Corgi U.S. Equities 100% Structured Buffer ETF - August Series	0.40%
Corgi U.S. Equities 100% Structured Buffer ETF - December Series	0.40%
Corgi U.S. Equities 100% Structured Buffer ETF - February Series	0.40%
Corgi U.S. Equities 100% Structured Buffer ETF - January Series	0.40%
Corgi U.S. Equities 100% Structured Buffer ETF - July Series	0.40%
Corgi U.S. Equities 100% Structured Buffer ETF - June Series	0.40%
Corgi U.S. Equities 100% Structured Buffer ETF - March Series	0.40%
Corgi U.S. Equities 100% Structured Buffer ETF - May Series	0.40%
Corgi U.S. Equities 100% Structured Buffer ETF - November Series	0.40%
Corgi U.S. Equities 100% Structured Buffer ETF - October Series	0.40%
Corgi U.S. Equities 100% Structured Buffer ETF - September Series	0.40%
Corgi U.S. Equities 15% Structured Buffer ETF - April Series	0.40%
Corgi U.S. Equities 15% Structured Buffer ETF - August Series	0.40%
Corgi U.S. Equities 15% Structured Buffer ETF - December Series	0.40%
Corgi U.S. Equities 15% Structured Buffer ETF - February Series	0.40%
Corgi U.S. Equities 15% Structured Buffer ETF - January Series	0.40%
Corgi U.S. Equities 15% Structured Buffer ETF - July Series	0.40%
Corgi U.S. Equities 15% Structured Buffer ETF - June Series	0.40%
Corgi U.S. Equities 15% Structured Buffer ETF - March Series	0.40%
Corgi U.S. Equities 15% Structured Buffer ETF - May Series	0.40%
Corgi U.S. Equities 15% Structured Buffer ETF - November Series	0.40%
Corgi U.S. Equities 15% Structured Buffer ETF - October Series	0.40%
Corgi U.S. Equities 15% Structured Buffer ETF - September Series	0.40%
Corgi U.S. Equities 30% Structured Buffer ETF - April Series	0.40%
Corgi U.S. Equities 30% Structured Buffer ETF - August Series	0.40%
Corgi U.S. Equities 30% Structured Buffer ETF - December Series	0.40%
Corgi U.S. Equities 30% Structured Buffer ETF - February Series	0.40%
Corgi U.S. Equities 30% Structured Buffer ETF - January Series	0.40%
Corgi U.S. Equities 30% Structured Buffer ETF - July Series	0.40%
Corgi U.S. Equities 30% Structured Buffer ETF - June Series	0.40%
Corgi U.S. Equities 30% Structured Buffer ETF - March Series	0.40%
Corgi U.S. Equities 30% Structured Buffer ETF - May Series	0.40%
Corgi U.S. Equities 30% Structured Buffer ETF - November Series	0.40%
Corgi U.S. Equities 30% Structured Buffer ETF - October Series	0.40%
Corgi U.S. Equities 30% Structured Buffer ETF - September Series	0.40%
Corgi U.S. Small-Cap 15% Structured Buffer ETF - April Series	0.40%
Corgi U.S. Small-Cap 15% Structured Buffer ETF - August Series	0.40%
Corgi U.S. Small-Cap 15% Structured Buffer ETF - December Series	0.40%
Corgi U.S. Small-Cap 15% Structured Buffer ETF - February Series	0.40%
Corgi U.S. Small-Cap 15% Structured Buffer ETF - January Series	0.40%
Corgi U.S. Small-Cap 15% Structured Buffer ETF - July Series	0.40%
Corgi U.S. Small-Cap 15% Structured Buffer ETF - June Series	0.40%
Corgi U.S. Small-Cap 15% Structured Buffer ETF - March Series	0.40%
Corgi U.S. Small-Cap 15% Structured Buffer ETF - May Series	0.40%
Corgi U.S. Small-Cap 15% Structured Buffer ETF - November Series	0.40%
Corgi U.S. Small-Cap 15% Structured Buffer ETF - October Series	0.40%
Corgi U.S. Small-Cap 15% Structured Buffer ETF - September Series	0.40%
Corgi Emerging Markets Equities 15% Laddered Buffer ETF	0.05%
Corgi Growth & Technology 10% Laddered Buffer ETF	0.05%
Corgi Growth & Technology 15% Laddered Buffer ETF	0.05%
Corgi International Developed Equities 15% Laddered Buffer ETF	0.05%
Corgi U.S. Equities 10% Laddered Buffer ETF	0.05%
Corgi U.S. Equities 100% Laddered Buffer ETF	0.05%
Corgi U.S. Equities 15% Laddered Buffer ETF	0.05%
Corgi U.S. Equities 30% Laddered Buffer ETF	0.05%
Corgi U.S. Small-Cap 15% Laddered Buffer ETF	0.05%
Corgi AAPL 2x Daily ETF	0.45%
Corgi ACHR 2x Daily ETF	0.45%
Corgi ACLS 2x Daily ETF	0.45%
Corgi ACMR 2x Daily ETF	0.45%
Corgi ALAB 2x Daily ETF	0.45%
Corgi AMAT 2x Daily ETF	0.45%
Corgi AMD 2x Daily ETF	0.20%
Corgi AMKR 2x Daily ETF	0.45%
Corgi AMZN 2x Daily ETF	0.45%
Corgi APP 2x Daily ETF	0.45%
Corgi ARM 2x Daily ETF	0.45%
Corgi ASML 2x Daily ETF	0.45%
Corgi ASTS 2x Daily ETF	0.45%
Corgi AVGO 2x Daily ETF	0.45%
Corgi AXTI 2x Daily ETF	0.45%
Corgi BABA 2x Daily ETF	0.45%
Corgi BE 2x Daily ETF	0.45%
Corgi BMNR 2x Daily ETF	0.45%
Corgi BRKB 2x Daily ETF	0.45%
Corgi CAMT 2x Daily ETF	0.45%
Corgi CART 2x Daily ETF	0.45%
Corgi CIFR 2x Daily ETF	0.45%
Corgi COHR 2x Daily ETF	0.45%
Corgi COIN 2x Daily ETF	0.20%
Corgi CRCL 2x Daily ETF	0.45%
Corgi CRDO 2x Daily ETF	0.45%
Corgi CRUS 2x Daily ETF	0.45%
Corgi CRWD 2x Daily ETF	0.45%
Corgi CRWV 2x Daily ETF	0.45%
Corgi EOSE 2x Daily ETF	0.45%
Corgi GEV 2x Daily ETF	0.45%
Corgi GLXY 2x Daily ETF	0.45%
Corgi GME 2x Daily ETF	0.45%
Corgi GOOGL 2x Daily ETF	0.20%
Corgi HIMS 2x Daily ETF	0.45%
Corgi HOOD 2x Daily ETF	0.20%
Corgi INTC 2x Daily ETF	0.45%
Corgi IONQ 2x Daily ETF	0.45%
Corgi IREN 2x Daily ETF	0.45%
Corgi JOBY 2x Daily ETF	0.45%
Corgi KEYS 2x Daily ETF	0.45%
Corgi LASR 2x Daily ETF	0.45%
Corgi LITE 2x Daily ETF	0.45%
Corgi LRCX 2x Daily ETF	0.45%
Corgi LRN 2x Daily ETF	0.45%
Corgi MARA 2x Daily ETF	0.45%
Corgi META 2x Daily ETF	0.20%
Corgi MNST 2x Daily ETF	0.45%
Corgi MPWR 2x Daily ETF	0.45%
Corgi MRVL 2x Daily ETF	0.45%
Corgi MSFT 2x Daily ETF	0.20%
Corgi MSI 2x Daily ETF	0.45%
Corgi MSTR 2x Daily ETF	0.20%
Corgi MU 2x Daily ETF	0.45%
Corgi NBIS 2x Daily ETF	0.45%
Corgi NFLX 2x Daily ETF	0.45%
Corgi NOW 2x Daily ETF	0.45%
Corgi NVDA 2x Daily ETF	0.20%
Corgi NVO 2x Daily ETF	0.45%
Corgi NVTS 2x Daily ETF	0.45%
Corgi OKLO 2x Daily ETF	0.45%
Corgi ONDS 2x Daily ETF	0.45%
Corgi ONTO 2x Daily ETF	0.45%
Corgi ORCL 2x Daily ETF	0.45%
Corgi PLTR 2x Daily ETF	0.20%
Corgi QBTS 2x Daily ETF	0.45%
Corgi RDDT 2x Daily ETF	0.45%
Corgi RGTI 2x Daily ETF	0.45%
Corgi RIVN 2x Daily ETF	0.45%
Corgi RKLB 2x Daily ETF	0.45%
Corgi RMBS 2x Daily ETF	0.45%
Corgi SIMO 2x Daily ETF	0.45%
Corgi SMCI 2x Daily ETF	0.45%
Corgi SMR 2x Daily ETF	0.45%
Corgi SNDK 2x Daily ETF	0.45%
Corgi SOFI 2x Daily ETF	0.45%
Corgi TEM 2x Daily ETF	0.45%
Corgi TER 2x Daily ETF	0.45%
Corgi TPL 2x Daily ETF	0.45%
Corgi TSLA 2x Daily ETF	0.20%
Corgi TSM 2x Daily ETF	0.45%
Corgi UCTT 2x Daily ETF	0.45%
Corgi UMC 2x Daily ETF	0.45%
Corgi UNH 2x Daily ETF	0.45%
Corgi UPST 2x Daily ETF	0.45%
Corgi UUUU 2x Daily ETF	0.45%
Corgi VRT 2x Daily ETF	0.45%
Corgi WDC 2x Daily ETF	0.45%
Corgi ASM 2x Daily ETF	0.50%
Corgi Advantest 2x Daily ETF	0.50%
Corgi Besi 2x Daily ETF	0.50%
Corgi DISCO 2x Daily ETF	0.50%
Corgi Delta Electronics 2x Daily ETF	0.50%
Corgi Hanmi Semiconductor 2x Daily ETF	0.50%
Corgi Hyundai 2x Daily ETF	0.50%
Corgi Kioxia 2x Daily ETF	0.50%
Corgi Lasertec 2x Daily ETF	0.50%
Corgi MediaTek 2x Daily ETF	0.50%
Corgi SK hynix 2x Daily ETF	0.50%
Corgi Samsung 2x Daily ETF	0.50%
Corgi TEL 2x Daily ETF	0.50%
Corgi AI Cybersecurity 2x Daily ETF	0.45%
Corgi Aerospace & Commercial Aviation 2x Daily ETF	0.45%
Corgi Battery Energy Storage Systems 2x Daily ETF	0.45%
Corgi Bay Area Based 2x Daily ETF	0.45%
Corgi Beauty, Skincare & Aesthetics 2x Daily ETF	0.45%
Corgi Buy Now Pay Later 2x Daily ETF	0.45%
Corgi Coffee & Energy Drinks 2x Daily ETF	0.45%
Corgi Crypto Infrastructure 2x Daily ETF	0.45%
Corgi Data & Surveillance 2x Daily ETF	0.45%
Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF	0.45%
Corgi Drones & Urban Air Mobility 2x Daily ETF	0.45%
Corgi Genomics & Precision Medicine 2x Daily ETF	0.45%
Corgi High Voltage Grid Equipment 2x Daily ETF	0.45%
Corgi IP Licensing & Royalties 2x Daily ETF	0.45%
Corgi Lifestyle Brands 2x Daily ETF	0.45%
Corgi Lithography & Semiconductor Photonics 2x Daily ETF	0.45%
Corgi Longevity Consumer 2x Daily ETF	0.45%
Corgi Mag 7 2x Daily ETF	0.20%
Corgi NYC Based 2x Daily ETF	0.45%
Corgi Natural Gas Power & Turbines 2x Daily ETF	0.45%
Corgi Ports, Rail & Freight 2x Daily ETF	0.45%
Corgi Quantum Computing 2x Daily ETF	0.45%
Corgi Robots & Humanoids 2x Daily ETF	0.45%
Corgi Shipping & Global Logistics 2x Daily ETF	0.45%
Corgi Space & Satellite Communications 2x Daily ETF	0.45%
Corgi Sports Betting & Gambling 2x Daily ETF	0.45%
Corgi Travel & Leisure 2x Daily ETF	0.45%
Corgi U.S. War Machine 2x Daily ETF	0.45%
Corgi AGIX 2x Daily ETF	0.45%
Corgi All Commodities 2x Daily ETF	0.45%
Corgi All World 2x Daily ETF	0.20%
Corgi Brazil 2x Daily ETF	0.45%
Corgi China 2x Daily ETF	0.45%
Corgi Chinese Internet 2x Daily ETF	0.45%
Corgi Copper 2x Daily ETF	0.45%
Corgi Emerging Markets 2x Daily ETF	0.45%
Corgi Europe Equities 2x Daily ETF	0.45%
Corgi Ex-U.S. Equities 2x Daily ETF	0.45%
Corgi Gold 2x Daily ETF	0.20%
Corgi India 2x Daily ETF	0.45%
Corgi Natural Gas 2x Daily ETF	0.45%
Corgi Oil 2x Daily ETF	0.45%
Corgi Palladium 2x Daily ETF	0.45%
Corgi Platinum 2x Daily ETF	0.45%
Corgi Silver 2x Daily ETF	0.20%
Corgi South Korea 2x Daily ETF	0.45%
Corgi Taiwan 2x Daily ETF	0.45%
Corgi Total U.S. Market 2x Daily ETF	0.45%
Corgi U.S. Biotech 2x Daily ETF	0.45%
Corgi U.S. Consumer Discretionary 2x Daily ETF	0.45%
Corgi U.S. Consumer Staples 2x Daily ETF	0.45%
Corgi U.S. Energy 2x Daily ETF	0.45%
Corgi U.S. Financials 2x Daily ETF	0.45%
Corgi U.S. Growth 2x Daily ETF	0.45%
Corgi U.S. Healthcare 2x Daily ETF	0.45%
Corgi U.S. Industrials 2x Daily ETF	0.45%
Corgi U.S. Infrastructure 2x Daily ETF	0.45%
Corgi U.S. Large-Cap 2x Daily ETF	0.20%
Corgi U.S. Materials 2x Daily ETF	0.45%
Corgi U.S. Mega-Cap Growth 2x Daily ETF	0.45%
Corgi U.S. Micro-Cap 2x Daily ETF	0.45%
Corgi U.S. Mid-Cap 2x Daily ETF	0.45%
Corgi U.S. Real Estate 2x Daily ETF	0.45%
Corgi U.S. Regional Banks 2x Daily ETF	0.45%
Corgi U.S. Semiconductors 2x Daily ETF	0.45%
Corgi U.S. Small-Cap 2x Daily ETF	0.45%
Corgi U.S. Technology 2x Daily ETF	0.45%
Corgi U.S. Utilities 2x Daily ETF	0.45%
Corgi Uranium 2x Daily ETF	0.45%